EXPRESS First Quarter 2022 Earnings Presentation

2 FIR S T Q U A R TE R 2022 E A R N IN G S Cautionary Statement REGARDING FORWARD-LOOKING STATEMENTS Certain statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include any statement that does not directly relate to any historical or current fact and include, but are not limited to (1) guidance and expectations, including statements regarding expected operating margins, comparable sales, effective tax rates, interest income, net income, diluted earnings per share, cash tax refunds, liquidity, EBITDA, free cash flow, eCommerce demand, and capital expenditures, (2) statements regarding expected store openings, store closures, store conversions, and gross square footage, and (3) statements regarding the Company's strategy, plans, and initiatives, including, but not limited to, results expected from such strategy, plans, and initiatives. You can identify these forward-looking statements by the use of words in the future tense and statements accompanied by words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads” or the negative version of these words or other comparable words. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) the COVID-19 pandemic and its continued impact on our business operations, store traffic, employee availability, financial condition, liquidity and cash flow; (3) geopolitical risks, including impacts from the ongoing conflict between Russia and Ukraine and increased tensions between China and Taiwan; (4) our ability to operate our business efficiently, manage capital expenditures and costs, and obtain financing when required; (5) our ability to identify and respond to new and changing fashion trends, customer preferences, and other related factors; (6) fluctuations in our sales, results of operations, and cash levels on a seasonal basis and due to a variety of other factors, including our product offerings relative to customer demand, the mix of merchandise we sell, promotions, and inventory levels; (7) customer traffic at malls, shopping centers, and at our stores; (8) competition from other retailers; (9) our dependence on a strong brand image; (10) our ability to adapt to changing consumer behavior and develop and maintain a relevant and reliable omni-channel experience for our customers; (11) the failure or breach of information systems upon which we rely; (12) our ability to protect customer data from fraud and theft; (13) our dependence upon third parties to manufacture all of our merchandise; (14) changes in the cost of raw materials, labor, and freight; (15) supply chain or other business disruption, including as a result of the coronavirus; (16) our dependence upon key executive management; (17) our ability to execute our growth strategy, EXPRESSway Forward, including engaging our customers and acquiring new ones, executing with precision to accelerate sales and profitability, creating great product and reinvigorating our brand; (18) our substantial lease obligations; (19) our reliance on third parties to provide us with certain key services for our business; (20) impairment charges on long-lived assets; (21) claims made against us resulting in litigation or changes in laws and regulations applicable to our business; (22) our inability to protect our trademarks or other intellectual property rights which may preclude the use of our trademarks or other intellectual property around the world; (23) restrictions imposed on us under the terms of our asset-based loan facility, including restrictions on the ability to effect share repurchases; (24) changes in tax requirements, results of tax audits, and other factors that may cause fluctuations in our effective tax rate; (25) changes in tariff rates; and (26) natural disasters, extreme weather, public health issues, including pandemics, fire, acts of terrorism or war and other events that cause business interruption. These factors should not be construed as exhaustive and should be read in conjunction with the additional information concerning these and other factors in Express, Inc.'s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

ABOUT EXPRESS

Express is a **modern, multichannel apparel and accessories brand grounded in versatility,** guided by its purpose - *We Create Confidence. We inspire Self-Expression*. - and powered by a styling community.

Launched in 1980 with the idea that **style, quality and value should all be found in one place**, Express has been a part of some of the most important and culture-defining fashion trends.

The **Express Edit design philosophy** ensures that the brand is always '**of the now**' so people can get dressed for every day and any occasion knowing that Express can help them look the way they want to look and feel the way they want to feel.

Express operates over **550 retail and outlet stores** in the United States and Puerto Rico, the **express.com online store** and the **Express mobile app**. Express, Inc. is comprised of the brands **Express** and **UpWest**, and is traded on the NYSE under the symbol **EXPR**.







Sales Profile [1,2]



57%
WOMEN
43%
MEN

[1] For the thirteen weeks ended April 30, 2022
[2] Excludes "other revenue" of $14.0 million

FIRST QUARTER 2022 EARNINGS

3

4 FIR S T Q U A R TE R 2022 E A R N IN G S Company Profile Product assortment aligned to Express Edit 35 million annual visits Compelling value proposition Extends brand reach 1 Excludes “other revenue” of $14.0 million 2 As of April 30, 2022 (Retail store count includes 5 Express Edit stores and 10 UpWest stores) 27% of Q1 2022 net sales 73% of Q1 2022 net sales EXPRESS FACTORY OUTLET1 202 Brick & Mortar Stores RETAIL STORES & ECOMMERCE1 359 Brick & Mortar Stores2 Integrated multichannel model 270 million annual visits Where our styling community comes together

RESULTS FIRST QUARTER 2022

6 FIR S T Q U A R TE R 2022 E A R N IN G S Delivered positive comparable sales increase of 31%, and drove double-digit positive comparable sales in every major category and in every channel. Positive comparable sales, gross margin expansion and SG&A leverage all exceeded expectations • Drove a 21% increase in eCommerce demand and saw increases across key metrics for the website and mobile app, including traffic and average order value • Delivered gross margin expansion of 640 basis points despite the negative impact of $6 million of expense related to supply chain challenges • Generated a 20% increase in average unit retail through increased full-price selling and reduced promotional activity • Recorded the highest number of active Express Insider loyalty members in the Company's history • Continued to build, activate and amplify Styling Community; expanding its reach and impact • UpWest brand sales grew 68% • On track to achieve stated goals of $1.0 billion in eCommerce demand and over $100 million in operating profit by 2024

7 FIR S T Q U A R TE R 2022 E A R N IN G S Q1 2022 Financial Performance 1. EBITDA is a non-GAAP financial measure. Refer to pages 13-17 for information about non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures. $451M Net Sales 30% Increase vs 2021 $9M Operating Loss $31M Improvement vs 2021 $6M EBITDA1 $30M Increase vs 2021 Net Sales (In Millions) $346 $451 Q1 2021 Q1 2022 Operating Loss (In Millions) $(41) $(9) Q1 2021 Q1 2022 EBITDA (In Millions) $(24) $6 Q1 2021 Q1 2022 1

8 FIR S T Q U A R TE R 2022 E A R N IN G S Balance Sheet and Cash Flow Up 40% to 2021 $(76) million Inventory (In Millions) $264 $371 Q1 2021 Q1 2022 Operating Cash Flow (In Millions) $(2) $(76) 2021 YTD 2022 YTD Inventory Operating Cash Flow * Inventory up 40% to 2021 driven primarily by strategic actions to mitigate supply chain challenges, purposeful assortment adjustments, and pack-and-hold for late-arriving holiday inventory

2022 OUTLOOK

10 FIR S T Q U A R TE R 2022 E A R N IN G S 2022 Outlook This outlook is based on our strong year-to-date performance and the strength of our product, brand, customer and execution advancements, balanced against the ongoing supply chain challenges, macroeconomic pressures, geopolitical events and other uncertainties that may impact our business. 2022 outlook is compared to 2021. Second Quarter • Comparable sales to increase mid-single digits • Gross margin rate to increase approximately 100 basis points • SG&A expenses as a percent of sales to delever approximately 100 basis points, including incremental investments in technology, higher labor expenses and general inflationary pressures • Net interest expense of $4 million • Effective tax rate of 4%. Adjusted effective tax rate of approximately 45% after adjusting for the impact of changes in the valuation allowance recorded against deferred tax assets Full Year • Comparable sales to increase 8% - 10% • Gross margin rate to increase at least 100 basis points • SG&A expenses as a percent of sales to be approximately flat • Net interest expense of $14 million • Effective tax rate of 4%. Adjusted effective tax rate of approximately 45% after adjusting for the impact of changes in the valuation allowance recorded against deferred tax assets • Diluted earnings per share of $0.24 to $0.34. Adjusted diluted earnings per share of $0.14 to $0.20 after adjusting for the impact of changes in the valuation allowance recorded against deferred tax assets • Capital expenditures of $50 - $55 million • Inventory elevated in the second quarter and closer to parity with sales growth in the back half of the year Assumptions in the Company's outlook may be affected by the continued uncertainty of the pandemic and geopolitical events and their impacts throughout the supply chain.

11 FIR S T Q U A R TE R 2022 E A R N IN G S Projected 2022 Real Estate Activity First Quarter 2022 - Actual April 30, 2022 - Actual Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (2) 344 Outlet Stores — (1) 202 Express Edit Stores 1 (1) 5 UpWest Stores 3 — 10 TOTAL 4 (4) 561 4.7 million Second Quarter 2022 - Projected July 30, 2022 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — — 344 Outlet Stores — — 202 Express Edit Stores 1 — 6 UpWest Stores 4 — 14 TOTAL 5 — 566 4.7 million Full Year 2022 - Projected January 28, 2023 - Projected Company-Operated Stores Opened Closed Store Count Gross Square Footage Retail Stores — (12) 334 Outlet Stores — (3) 200 Express Edit Stores 6 (1) 10 UpWest Stores 9 (1) 15 TOTAL 15 (17) 559 4.6 million

NON-GAAP RECONCILIATIONS FIRST QUARTER 2022

13 FIR S T Q U A R TE R 2022 E A R N IN G S Cautionary Statement REGARDING NON-GAAP FINANCIAL MEASURES This presentation contains references to Adjusted Diluted Earnings per Share (EPS), Earnings before interest, taxes, and depreciation and amortization (EBITDA), and Free Cash Flow, which are non-GAAP financial measures. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in Express, Inc.’s filings with the Securities and Exchange Commission and may differ from similarly titled measures used by others. Please refer to slide 14-15 in this presentation for additional information and reconciliation of Adjusted Diluted EPS to the most directly comparable financial measure calculated in accordance with GAAP, slide 16 for additional information and reconciliation of EBITDA to the most directly comparable financial measure calculated in accordance with GAAP, and slide 17 for additional information and reconciliation of Free Cash Flow to the most directly comparable financial measure calculated in accordance with GAAP. Management believes that Adjusted Diluted EPS provides useful information because it excludes items that may not be indicative of or are unrelated to our underlying business results, and may provide a better baseline for analyzing trends in our underlying business. In addition, Adjusted Diluted EPS and EBITDA are used as a performance measures in our long-term executive compensation program for purposes of determining the number of equity awards that are ultimately earned. EBITDA is also a metric used in our short- term cash incentive compensation plan. Management believes that free cash flow provides useful information regarding liquidity as it shows our operating cash flows less cash reinvested in the business (capital expenditures). These non-GAAP financial measures reflect an additional way of viewing the Company's operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors and stockholders to review our financial statements and publicly- filed reports in their entirety and not to rely on any single financial measure.

14 FIR S T Q U A R TE R 2022 E A R N IN G S Q1 2022 Adjusted Diluted EPS a. Valuation allowance provided against 2022 losses. Thirteen Weeks Ended April 30, 2022 (in thousands, except per share amounts) Operating Loss Income Tax Impact Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ (9,103) $ (11,914) $ (0.18) 67,211 Valuation allowance on deferred taxes (a) — 4,953 4,953 0.08 Adjusted Non-GAAP Measure $ (9,103) $ (6,961) $ (0.10)

15 FIR S T Q U A R TE R 2022 E A R N IN G S Q1 2021 Adjusted Diluted EPS a. Valuation allowance provided against 2021 losses. Thirteen Weeks Ended May 1, 2021 (in thousands, except per share amounts) Operating Loss Income Tax Impact Net Loss Diluted Earnings per Share Weighted Average Diluted Shares Outstanding Reported GAAP Measure $ (40,556) $ (45,724) $ (0.70) 65,200 Valuation allowance on deferred taxes (a) — 9,977 9,977 0.15 Adjusted Non-GAAP Measure $ (40,556) $ (35,747) $ (0.55)

16 FIR S T Q U A R TE R 2022 E A R N IN G S Q1 2022 & 2021 EBITDA Thirteen Weeks Ended (in thousands) April 30, 2022 May 1, 2021 Net loss $ (11,914) $ (45,724) Interest expense, net 3,494 5,252 Income tax benefit (483) (84) Depreciation and amortization 14,736 16,754 EBITDA (Non-GAAP Measure) $ 5,833 $ (23,802)

17 FIR S T Q U A R TE R 2022 E A R N IN G S Q1 2022 & 2021 Free Cash Flow Thirteen Weeks Ended (in thousands) April 30, 2022 May 1, 2021 Net cash used in operating activities $ (75,879) $ (1,580) Less: Capital expenditures (5,142) (3,562) Free Cash Flow (Non-GAAP Measure) $ (81,021) $ (5,142)

Greg Johnson VP, Investor Relations (614) 474-4890 INVESTOR CONTACT